Exhibit 99.1 Company Overview September 2020 Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.Exhibit 99.1 Company Overview September 2020 Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

DISCLAIMER

Certain information contained in this presentation and statements made orally during this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Verrica's own internal estimates and research. While Verrica believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. While Verrica believes its internal research is reliable, such research has not been verified by any independent source.

This presentation contains forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our clinical results and other future conditions. All statements other than statements of historical facts contained in this presentation, including statements regarding future results of operations and financial position, business strategy, interactions with the FDA, including regarding the CRL Verrica received related to its NDA submission for VP-102 for the treatment of molluscum, current and prospective product candidates, planned clinical trials and preclinical activities, product approvals, degree of market acceptance of approved products, research and development costs, current and prospective collaborations, timing and likelihood of success, plans and objectives of management for future operations, and future results of anticipated product candidates, are forward-looking statements. The words "may," "will," "should," "expect," "plan," "anticipate," "could," "intend," "target," "project," "estimate," "believe," "predict," "potential" or "continue" or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

The information in this presentation, including without limitation the forward-looking statements contained herein, represent our views as of the date of this presentation. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. The forward-looking statements in this presentation involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the drug development process and the regulatory approval process, our reliance on third parties over which we may not always have full control, and other risks and uncertainties that are described in our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the U.S. Securities and Exchange Commission (SEC) on March 13, 2020, our Quarterly report on Form 10-Q for the quarter ended June 30, 2020, filed with the SEC on August 5, 2020, and our other filings made with the SEC. New risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risk factors and uncertainties. There can be no assurance that the opportunity will meet your investment objectives, that you will receive a return of all or part of such investment. Investment results may vary significantly over any given time period. The appropriateness of a particular investment or strategy will depend on an investor's individual circumstances and objectives. We recommend that investors independently evaluate specific investments and strategies.

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VERRICA PHARMACEUTICALS

Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

Providing meaningful benefit for people living with skin diseases Reinventing Developing dermatology dermatology therapeutics by products focusing on development and commercialization Late-stage dermatology therapeutics company Copyright © 2020 Verrica Pharmaceuticals. All rights reserved. 3 Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.Providing meaningful benefit for people living with skin diseases Reinventing Developing dermatology dermatology therapeutics by products focusing on development and commercialization Late-stage dermatology therapeutics company Copyright © 2020 Verrica Pharmaceuticals. All rights reserved. 3 Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

INVESTMENT HIGHLIGHTS

YCANTH™ in Development to Address Two of the Largest Unmet Needs in Dermatology

- Prevalence of ~6 million in molluscum contagiosum[(1)] and ~22 million in common warts in the U.S.[(2)]
- No FDA approved drugs to treat molluscum or warts

Type A Meeting Request with FDA submitted August 2020 for YCANTH™ (VP-102) for the Treatment of Molluscum

- CRL received July 2020 focused on CMC and human factors validation (no clinical safety or efficacy deficiencies)

Positive Phase 3 Results in Molluscum Contagiosum

- Achieved statistical significance for primary endpoints in two pivotal trials for YCANTH™ (VP-102)
- P-value <0.0001 for primary endpoint in both pivotal trials

Innovative Product Candidate

- Proprietary drug-device combination of formulation and single-use applicator

Physician Acceptance

- 95% of pediatric dermatologists have used API[(3)]

Dermatology Oncology

- Worldwide rights to LTX-315: first-in-class oncolytic peptide injected directly into tumor
- Positive tumor-specific immune cell responses in multi-indication Phase 1/2 oncology trials
- Verrica to focus initially on development to treat basal cell and squamous cell carcinomas
- 5.4 million diagnoses annually in the U.S. of basal and squamous cell skin cancers[(4)]; patients typically treated with surgery
- Submission of U.S. IND anticipated during first half of 2021

Option Agreement with Torii Pharmaceuticals for Development and Commercialization of VP-102 in Japan

- Torii option includes Verrica product candidates for the treatment of molluscum and common warts in Japan

Proven Team

- Industry-leading, experienced management team with extensive dermatology product launch experience
- Strengthened clinical and drug development leadership in August 2020

(1) Prevalence in the US of 5.1% to 11.5% in children aged 0-16 years. (Fam Pract. 2014 Apr;31(2):130-6). US Census estimates ~69.4MM children aged 0 to 16 years in 2016.
(2) IMS National Disease and Therapeutic Index (NDTI) Rolling 5 Years Ending June 2016. Nguyen et al, Laser Treatment of Nongenital Verrucae A Systemic Review. JAMA Dermatology. 2016; 152(9): 1025-1033
(3) Based on a survey of 115 dermatologists the results of which have been extrapolated to pediatric dermatologists.
(4) https://www.cancer.org/cancer/basal-and-squamous-cell-skin-cancer/about/key-statistics.html and Rogers *JAMA Derm* 2015

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Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

OUR PRODUCT PORTFOLIO

		PRE-IND	PHASE 2	PHASE 3	NDA	NEXT EXPECTED MILESTONE
YCANTH	Molluscum Contagiosum					FDA Type A Meeting in September/October 2020*
VP-102	Common Warts					Initiate pivotal Phase 3 trials**
VP-102	External Genital Warts					Topline Phase 2 results in 2H 2020
VP-103	Plantar Warts					Initiate Phase 2 trial**
LTX-315	Non-Melanoma Skin Cancer***					Submit US IND during 1H 2021

* July 13, 2020 CRL focused on CMC and human factors validation - no clinical data requested
** Timing for initiating new clinical trials to be determined
*** Initially focused on basal cell and squamous cell carcinomas

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Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

YCANTH™ IN DEVELOPMENT TO ADDRESS TWO OF THE LARGEST UNMET NEEDS IN DERMATOLOGY

Molluscum

US Prevalence of **~6 million**[1] with
~1 million diagnosed annually[2]


85%
Not Diagnosed
5.1 million
15%
Diagnosed
0.9 million

Common Warts

US Prevalence of **~22 million**[3] with
~1.5 million diagnosed annually[4]


22M
Prevalence in U.S.
1.5M
Patients Diagnosed Annually

(1) Prevalence in the US of 5.1% to 11.5% in children aged 0-16 years. (Fam Pract. 2014 Apr;31(2):130-6). US Census estimates ~69.4MM children aged 0 to 16 years in 2016.
(2) IQVIA projected dataset for 12 months ending October 2017
(3) IMS National Disease and Therapeutic Index (NDTI) Rolling 5 Years Ending June 2016. Nguyen et al, Laser Treatment of Nongenital Verrucae A Systemic Review. JAMA Dermatology. 2016; 152(9): 1025-1033
(4) IQVIA Anonymous Longitudinal Patient Level Data (APLD) for 12 months ending September 2018

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Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

THE PROBLEM Molluscum Contagiosum Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.THE PROBLEM Molluscum Contagiosum Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

MOLLUSCUM BACKGROUND

OVERVIEW

Caused by a pox virus

Primarily infects children, with the highest incidence occurring in children <14 years old

Highly contagious

If untreated, lesions persist an average of 13 months, with some cases remaining unresolved for 2+ years

Often leads to anxiety and social challenges for the patients and parents and negatively impacts quality of life

ETIOLOGY AND CLINICAL PRESENTATION

Transmission

- Skin to skin contact
- Sharing of contaminated objects (e.g., clothing, towels, swimming pool toys)

Diagnosis & Symptoms

- Typically 10 to 30 lesions
- 100+ lesions can be observed
- Lesions may be the only sign of infection and are often painless
- Can be diagnosed with skin biopsy to differentiate from other lesions


Small raised lesions
with dimple in center

Complications

- Skin irritation, inflammation, and re-infection
- Follicular or papillary conjunctivitis if lesions on eyelids
- Cellulitis

Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

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CURRENT TREATMENTS FOR MOLLUSCUM ARE NOT FDA APPROVED AND HAVE MANY LIMITATIONS

Broad use limited by unproven efficacy, scarring, lack of availability, safety concerns & pain

Significantly undertreated patient population

	DESCRIPTION	LIMITATIONS
Cryotherapy	Freezing the lesions with liquid nitrogen	• Pain and scarring • Unsuitable for use in children
Curettage	Using a curette or a surgical instrument with a scoop at the tip to scrape the lesions	• Pain and scarring • Unsuitable for use in children
Laser Surgery	Applying a laser to target and destroy the lesions	• Pain, cost and lack of availability • Unsuitable for use in children
Topical Products	Applying various acids (e.g. salicylic acid), creams or blistering solutions to destroy the lesions	• Unproven efficacy
Off-Label Drugs	Retinoids, antiviral medicines, or immune modulating therapies	• Limited efficacy • Side-effects
Natural Remedies	Applying natural oils (e.g. tea tree oil) with antimicrobial properties	• Unproven efficacy • Pain, irritation and allergic reactions

Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

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THE SOLUTION YCANTH™ (VP-102) Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.THE SOLUTION YCANTH™ (VP-102) Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

YCANTH™ (VP-102) IS A PROPRIETARY DRUG-DEVICE COMBINATION OF CANTHARIDIN ADMINISTERED THROUGH OUR SINGLE-USE PRECISION APPLICATOR

GMP-controlled new formulation of 0.7% w/v cantharidin

- Consistent and shelf-stable

Single-use applicator to reduce cross-contamination and allow for more effective application of drug by HCP

Visualization agent to identify treated lesions

Bittering agent to deter oral ingestion

Clinician administered, **In-Office** Procedure

Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.


Cap
Tip
Filler
Ampule
Tube
POINT UP
SQUEEZE HERE

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REGULATORY STATUS • NDA for VP-102 for molluscum contagiosum submitted in September 2019 • CRL received July 2020 • No clinical safety or efficacy issues identified • Requests for additional information regarding certain aspects of CMC and Human Factors validation • Next steps • Request Type A meeting with FDA to determine path forward to resubmission of NDA • Accelerating incorporation of ampule breaking tool • Previously planned to incorporate ampule breaking tool post-approval as a potential convenience for healthcare providers • Conduct human factors study and obtain additional supportive stability data on the fully assembled device 12 Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.REGULATORY STATUS • NDA for VP-102 for molluscum contagiosum submitted in September 2019 • CRL received July 2020 • No clinical safety or efficacy issues identified • Requests for additional information regarding certain aspects of CMC and Human Factors validation • Next steps • Request Type A meeting with FDA to determine path forward to resubmission of NDA • Accelerating incorporation of ampule breaking tool • Previously planned to incorporate ampule breaking tool post-approval as a potential convenience for healthcare providers • Conduct human factors study and obtain additional supportive stability data on the fully assembled device 12 Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

Molluscum Clinical Evidence Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.Molluscum Clinical Evidence Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

CANTHARIDIN ELICITS A DUAL RESPONSE IN THE SKIN

1 Superficial blistering of lesional skin

Cantharidin is a vesicant, causing the pharmacodynamic response of blistering in the skin.

Once applied, cantharidin activates neutral serine proteases that cause degeneration of the desmosomal plaque and intraepidermal blistering.(1)



Desmosome Cleavage and Blister Formation

2 Elicits Inflammation & Immune Response

Cantharidin stimulates leukocyte infiltration (e.g., neutrophils, macrophages, B and T cells and eosinophils) and the release of chemokines and cytokines including TNF-a, IL-8 and CXCL-5.(2)


Lymphocyte
Neutrophil
Eosinophil
Macrophage

(1) J Invest Dermatol. 1962 Jul;39:39-45.
(2) J Immunol Methods. 2001 Nov 1;257(1-2):213-20.2

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Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

SIGNIFICANT CLINICAL PROGRESS OF YCANTH™ (VP-102) FOR THE TREATMENT OF MOLLUSCUM

PHASE	TRIAL AND STATUS	FORMULATION / APPLICATION METHOD	TRIAL DESIGN	TRIAL OBJECTIVES
PHASE 3	**Pivotal Trial CAMP-1** Complete	VP-102	• N=266 • Conducted under SPA • Randomized, double blind, multi-center, placebo controlled	• To evaluate the efficacy of dermal application of VP-102 relative to placebo for complete clearance at day 84 • To assess the safety and tolerability of VP-102
PHASE 3	**Pivotal Trial CAMP-2** Complete	VP-102	• N=262 • Randomized, double blind, multi-center, placebo controlled	• To evaluate the efficacy of dermal application of VP-102 relative to placebo for complete clearance at day 84 • To assess the safety and tolerability of VP-102
PHASE 2	**Innovate Trial** Complete	VP-102	• Open-label, single-center • N=33	• To determine possible systemic exposure from a single 24-hour application of VP-102 • To confirm safety and efficacy with applicator
PHASE 2	**Pilot Trial** Complete	Our proprietary formula of cantharidin used in VP-102, applied with the wooden stick part of a cotton-tipped swab	• Open-label, single-center • N=30	• To evaluate safety and efficacy and determine optimal treatment duration

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Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

WE HAVE SUCCESSFULLY COMPLETED TWO PIVOTAL PHASE 3 TRIALS (CAMP-1 & CAMP-2) IN MOLLUSCUM

Trial Design

- Two identically designed, randomized, double-blinded, multicenter, placebo controlled trials
- CAMP-1 conducted under FDA Special Protocol Assessment (SPA)
- 12-week study period

Endpoints

Primary:
Percent of subjects with complete clearance of molluscum at Day 84

Secondary:
Percent of subjects with complete clearance at week 3, 6, and 9
Safety & tolerability

Population

Subjects 2+ years of age with MC lesions who have not received any type of treatment within the past 14 days
Enrollment complete with 266 subjects for CAMP-1 and 262 subjects for CAMP-2

Application

- Study drug (VP-102 or placebo) is administered topically to all treatable lesions every 21 days until clearance or a maximum of 4 applications
- VP-102 or placebo will be left on for 24 hours before removal with soap and warm water

Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.
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VERRICA PHARMACEUTICALS

DEMOGRAPHICS IN PHASE 3 MOLLUSCUM TRIALS Vehicle VP-102 (N=216) (N=311) 17 Copyright © 2020 Verrica Pharmaceuticals. All rights reserved. Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2)DEMOGRAPHICS IN PHASE 3 MOLLUSCUM TRIALS Vehicle VP-102 (N=216) (N=311) 17 Copyright © 2020 Verrica Pharmaceuticals. All rights reserved. Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2)

MOLLUSCUM HISTORY FOR SUBJECTS IN PHASE 3 TRIALS VP-102 Vehicle (N=311) (N=216) * Active atopic dermatitis was determined by concomitant medication usage of the following medications during the study: topical corticosteroids, topical calcineurin inhibitors, and/or PDE-4 inhibitors. 18 Copyright © 2020 Verrica Pharmaceuticals. All rights reserved. Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2)MOLLUSCUM HISTORY FOR SUBJECTS IN PHASE 3 TRIALS VP-102 Vehicle (N=311) (N=216) * Active atopic dermatitis was determined by concomitant medication usage of the following medications during the study: topical corticosteroids, topical calcineurin inhibitors, and/or PDE-4 inhibitors. 18 Copyright © 2020 Verrica Pharmaceuticals. All rights reserved. Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2)

PHASE 3 STUDIES IN MOLLUSCUM DEMONSTRATE STATISTICALLY SIGNIFICANT EFFICACY ON PRIMARY ENDPOINT OF COMPLETE CLEARANCE 19 Copyright © 2020 Verrica Pharmaceuticals. All rights reserved. Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2)PHASE 3 STUDIES IN MOLLUSCUM DEMONSTRATE STATISTICALLY SIGNIFICANT EFFICACY ON PRIMARY ENDPOINT OF COMPLETE CLEARANCE 19 Copyright © 2020 Verrica Pharmaceuticals. All rights reserved. Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2)

PHASE 3 STUDIES IN MOLLUSCUM DEMONSTRATE STATISTICALLY SIGNIFICANT EFFICACY ON PERCENT REDUCTION OF LESIONS 20 Copyright © 2020 Verrica Pharmaceuticals. All rights reserved. Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2)PHASE 3 STUDIES IN MOLLUSCUM DEMONSTRATE STATISTICALLY SIGNIFICANT EFFICACY ON PERCENT REDUCTION OF LESIONS 20 Copyright © 2020 Verrica Pharmaceuticals. All rights reserved. Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2)

SAFETY SUMMARY FOR MOLLUSCUM PHASE 3 TRIALS 21 Copyright © 2020 Verrica Pharmaceuticals. All rights reserved. Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2)SAFETY SUMMARY FOR MOLLUSCUM PHASE 3 TRIALS 21 Copyright © 2020 Verrica Pharmaceuticals. All rights reserved. Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2)

PHASE 3 DISCONTINUATION RATES DUE TO TREATMENT-RELATED ADVERSE EVENTS N (%) VP-102 Vehicle (N=311) (N=216) Application Site Vesicles 5 (1.6) 0 (0) Application Site Pain 3 (1.0) 0 (0) Application Site Pruritus 1 (0.3) 0 (0) Contact Dermatitis 1 (0.3) 0 (0) Total Discontinuation Rate 6 (1.9) 0 (0) 22 Copyright © 2020 Verrica Pharmaceuticals. All rights reserved. Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2)PHASE 3 DISCONTINUATION RATES DUE TO TREATMENT-RELATED ADVERSE EVENTS N (%) VP-102 Vehicle (N=311) (N=216) Application Site Vesicles 5 (1.6) 0 (0) Application Site Pain 3 (1.0) 0 (0) Application Site Pruritus 1 (0.3) 0 (0) Contact Dermatitis 1 (0.3) 0 (0) Total Discontinuation Rate 6 (1.9) 0 (0) 22 Copyright © 2020 Verrica Pharmaceuticals. All rights reserved. Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2)

MC Commercial Opportunity Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.MC Commercial Opportunity Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

REALIZING THE MOLLUSCUM OPPORTUNITY (1) (2) US Prevalence of ~6 million in molluscum with ~1 million diagnosed annually 85% Not Diagnosed 5.1 million 15% Diagnosed 0.9 million (1) Prevalence in the US of 5.1% to 11.5% in children aged 0-16 years. (Fam Pract. 2014 Apr;31(2):130-6). US Census estimates ~69.4MM children aged 0 to 16 years in 2016. (2) IQVIA projected dataset for 12 months ending October 2017 24 Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.REALIZING THE MOLLUSCUM OPPORTUNITY (1) (2) US Prevalence of ~6 million in molluscum with ~1 million diagnosed annually 85% Not Diagnosed 5.1 million 15% Diagnosed 0.9 million (1) Prevalence in the US of 5.1% to 11.5% in children aged 0-16 years. (Fam Pract. 2014 Apr;31(2):130-6). US Census estimates ~69.4MM children aged 0 to 16 years in 2016. (2) IQVIA projected dataset for 12 months ending October 2017 24 Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

DERMATOLOGISTS ARE FAMILIAR WITH API USED IN YCANTH™ (VP-102) & WOULD USE IF AVAILABLE



~70%

Physicians who do not use the API of YCANTH™ (VP-102) **stated inaccessibility as a primary reason why they are not using**[1]



$
87%

Physicians reported they **would use YCANTH™ (VP-102) if the cost of the drug was covered**[2]

(1) Pompei DT et al. Cantharidin Therapy: Practice patterns and attitudes of health care providers. Journal of the American Academy of Dermatology. 2013; 68(6). Survey of 400 healthcare providers, 87.7% of responders were US based dermatologists.
(2) Company survey of 40 physicians.

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Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

PHYSICIANS ARE HIGHLY FAVORABLE TO YCANTH™ (VP-102) PROFILE

Derms and Ped Derms [(1)]


5.6

KEY REASONS TO USE IF APPROVED

- Efficacy
- FDA approval
- Precise and pain free application
- Convenience of administration

Pediatricians [(1)]


6.3

Scale of 1 (unlikely to use at all) to 7 (highly likely to use)

KEY REASONS TO USE IF APPROVED

- Efficacy
- Fits into their current office model
- Frustrated with not treating and having no viable options

(1) Physician Qualitative research- one-hour individual interviews [n=30 Pediatricians, 13 Dermatologist, 5 Pediatric Dermatologists]

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Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

INITIAL PAYER RESEARCH SUGGESTS FAVORABLE REIMBURSEMENT LANDSCAPE FOR YCANTH™ (VP-102) COHORT SIZE AVERAGE LIVES COVERED The 15 Payer Organizations and Plans Represented in the Interviews Medical 7 9.8M Cover a Total of 105 Million Directors Commercial & Medicaid Lives Pharmacy 6 4.2M Directors IDN 2 6.5M Stakeholders Source: Third party study commissioned by the Company. 27 Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.INITIAL PAYER RESEARCH SUGGESTS FAVORABLE REIMBURSEMENT LANDSCAPE FOR YCANTH™ (VP-102) COHORT SIZE AVERAGE LIVES COVERED The 15 Payer Organizations and Plans Represented in the Interviews Medical 7 9.8M Cover a Total of 105 Million Directors Commercial & Medicaid Lives Pharmacy 6 4.2M Directors IDN 2 6.5M Stakeholders Source: Third party study commissioned by the Company. 27 Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

INITIAL PAYER RESEARCH SUGGESTS FAVORABLE REIMBURSEMENT LANDSCAPE FOR YCANTH™ (VP-102)

Key Takeaways

1. Payers interviewed **recognize a significant unmet need** for molluscum contagiosum and lack of an effective treatment
2. Some of the **key concerns** mentioned about the undertreatment of the condition include the **risk of infection, scarring, or spread of the disease**
3. Payers **perceived YCANTH™ (VP-102) to be highly favorable** based on the majority of patients experiencing clearance within 12 weeks
4. Given the unmet need and favorable clinical outcomes in Phase 2 trials, **payers anticipate the majority of patients would have access to YCANTH™ (VP-102)** with minimal to no restrictions

Source: Third party study commissioned by the Company.

Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

28

INTEGRATED COMMERCIAL APPROACH WITH MULTIPLE STRATEGIC LEVERS

Commercial Strategy

KOL Engagement

Strong established relationships and support

Buy and Bill or Specialty Pharmacy

Distribution with supportive HUB services

Dedicated field reimbursement Team

Specialized Sales Team

Targeting office based dermatologists and select pediatricians

Dedicated Institutional Team

Specialists to promote to pediatric dermatologists in academic settings and group practices

Disease Awareness

Increase treatment seekers through cost-efficient consumer advertising

Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

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VERRICA PHARMACEUTICALS

YCANTH™ (VP-102) DESIGNED TO BE CLINICIAN ADMINISTERED AND INTEND TO DISTRIBUTE THROUGH SPECIALTY PRODUCT CHANNELS, IF APPROVED



Specialty Distributor
Specialty Pharmacy
"Buy and Bill"
"White Bag"
Physician Office

Potential Physician Reimbursement Opportunities	
"Buy and Bill"	**"White Bag"**
Office visit	Office visit
Procedure for lesion destruction	Procedure for lesion destruction
YCANTH™ (VP-102) = (ASP + X%)	

Distribution model will be supported by a patient and HCP services platform (HUB)

- Benefits investigation/verification to determine coverage
- Full reimbursement support for miscellaneous J-code under medical benefit [(1)]
- Prior authorization support
- Co-pay/co-insurance assistance

Dedicated field reimbursement team to support physician offices

(1) Verrica intends to file for a product-specific J-code for VP-102

Note: For illustrative purposes only. If approved, actual distribution channels and support services may change as strategy is finalized.

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Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

PRE-COMMERCIALIZATION ACTIVITIES ONGOING

Engagement at Premier Venues & Industry Channels

The Society for Pediatric Dermatology	WINTER CLINICAL DERMATOLOGY	FALL CLINICAL DERMATOLOGY CONFERENCE® Poster Presentation
American Academy of Dermatology AAD 1938	American Academy of Pediatrics National and Regional Meetings	SDPA National and Regional Meetings
South Beach Symposium clinical + aesthetic dermatology	Maui Derm THE DERMATOLOGY MEETINGS	JAMA Network

DISEASE AWARENESS

Caregiver MC education through digital and social tools

HCP MC education through congresses, speaker programs, and professional journal space

OTHER

- Trade distribution channel development
- Customer segment insights
- Brand strategy, customer segmentation, and targeting
- Commercial systems infrastructure

Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

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Our Opportunity in Common Warts Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.Our Opportunity in Common Warts Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

VERRUCA VULGARIS (COMMON WARTS)

OVERVIEW

Caused by human papilloma virus (HPV)

Infects patients of all ages

Persistent infection, highly refractory

Typically 2-5 lesions

No FDA approved drug for the treatment of common warts

U.S prevalence of 22 million[1], with 1.5 million[2] diagnosed annually

Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

ETIOLOGY AND CLINICAL PRESENTATION

Transmission

- Skin to skin contact
- Touching of contaminated objects

Diagnosis & Symptoms

- Dome shaped flesh-colored lesions commonly on the hands, fingers, knees or elbows
- Lesions may occur in groups or in a linear pattern
- Lesions can cause considerable pain and discomfort, may spread with skin trauma, and can be itchy



Complications

- Scarring may occur
- Dyspigmentation of affected areas
- Bacterial superinfection of lesions
- Irritation, pain, and redness of surrounding skin

(1) IMS National Disease and Therapeutic Index (NDTI) Rolling 5 Years Ending June 2016. Nguyen et al, Laser Treatment of Nongenital Verrucae A Systemic Review. JAMA Dermatology. 2016; 152(9): 1025-1033
(2) IQVIA Anonymous Longitudinal Patient Level Data (APLD) for 12 months ending September 2018

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WE HAVE SUCCESSFULLY COMPLETED A PHASE 2 STUDY (COVE-1) IN COMMON WARTS Cohort 1: one center Efficacy, safety & tolerability Study Design Open label study with two cohorts Cohort 2: four centers Secondary Primary Percent of subjects achieving complete clearance of all treatable warts at Visits 2, 3, and 4 Endpoints Percent of subjects with complete clearance of all treatable warts (baseline and new) at Day 84 Change from baseline in number (%) of treatable warts at Day 84 Cohort 1: 21 subjects 2+ years of age with common warts, who have not received any type of treatment within the past 14 days Patients Cohort 2: 35 subjects 12+ years of age with common warts, who have not received any type of treatment within the past 14 days Study drug (VP-102) is administered Frequency of administration is topically to each treatable wart to a VP-102 will be left on at least 14 days (Cohort 1) or 21 maximum of 4 applications for 24 hours before Application days (Cohort 2) removal with soap Cohort 1 is treated until clear, Cohort 2 and warm water Paring was allowed in Cohort 2 receives one additional treatment at the first visit clearance was observed up to a maximum of 4 total applications Copyright © 2020 Verrica Pharmaceuticals. All rights reserved. 34 Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.WE HAVE SUCCESSFULLY COMPLETED A PHASE 2 STUDY (COVE-1) IN COMMON WARTS Cohort 1: one center Efficacy, safety & tolerability Study Design Open label study with two cohorts Cohort 2: four centers Secondary Primary Percent of subjects achieving complete clearance of all treatable warts at Visits 2, 3, and 4 Endpoints Percent of subjects with complete clearance of all treatable warts (baseline and new) at Day 84 Change from baseline in number (%) of treatable warts at Day 84 Cohort 1: 21 subjects 2+ years of age with common warts, who have not received any type of treatment within the past 14 days Patients Cohort 2: 35 subjects 12+ years of age with common warts, who have not received any type of treatment within the past 14 days Study drug (VP-102) is administered Frequency of administration is topically to each treatable wart to a VP-102 will be left on at least 14 days (Cohort 1) or 21 maximum of 4 applications for 24 hours before Application days (Cohort 2) removal with soap Cohort 1 is treated until clear, Cohort 2 and warm water Paring was allowed in Cohort 2 receives one additional treatment at the first visit clearance was observed up to a maximum of 4 total applications Copyright © 2020 Verrica Pharmaceuticals. All rights reserved. 34 Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

VP-102 DEMONSTRATED CLINICALLY MEANINGFUL EFFICACY ON PRIMARY ENDPOINT OF COMPLETE CLEARANCE IN COVE-1 STUDY 35 Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.VP-102 DEMONSTRATED CLINICALLY MEANINGFUL EFFICACY ON PRIMARY ENDPOINT OF COMPLETE CLEARANCE IN COVE-1 STUDY 35 Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

ADVERSE EVENTS IN COVE-1 STUDY (INCIDENCE≥5%)* 36 Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.ADVERSE EVENTS IN COVE-1 STUDY (INCIDENCE≥5%)* 36 Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

Our Opportunity in External Genital Warts Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.Our Opportunity in External Genital Warts Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

CONDYLOMA ACUMINATUM (GENITAL WARTS)

OVERVIEW

Caused by human papilloma virus (HPV)

Lesions on the surface of the skin in the genital and perianal regions

Highly contagious and recurrences are common

Treatment options have limitations

ETIOLOGY AND CLINICAL PRESENTATION

Transmission	• Skin to skin contact • Spread through sexual contact
Diagnosis & Symptoms	• Can be flat, dome-shaped, keratotic, pedunculated and cauliflower-shaped • Lesions may occur singularly, in clusters, or as plaques • Lesions can be itchy, and can cause pain and discomfort
Complications	• Irritation, pain, and redness of surrounding skin • Dyspigmentation of affected areas • Scarring may occur • Bacterial superinfection of lesions



Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

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PHASE 2 STUDY (CARE) IN EXTERNAL GENITAL WARTS (EGW)

Study Design

- Multi-center, double-blind, placebo-controlled
- Dose regimen, efficacy, safety & tolerability
- Study comprised of two parts (A and B)
  Primary objective of Part A is to identify the two best dosing regimens for evaluation in Part B

Endpoints

Primary
Percent of subjects with complete clearance of all treatable warts at Day 84

Secondary
Percent of subjects achieving complete clearance of all treatable warts at Visits 2, 3, and 4

Patients

Part A: ~18 subjects 18+ years of age with 2-30 external genital and/or perianal warts for ≥ 4 weeks at baseline visit

Part B: ~90 subjects 18+ years of age with 2-30 external genital and/or perianal warts for ≥ 4 weeks at baseline visit

Application

- Study drug (VP-102) is administered topically to each treatable wart to a maximum of 4 applications or until complete clearance
- Part A: To include 3 treatment groups with a 2-hour, 6-hour and 24-hour duration of skin exposure before removal with soap and warm water
  Part B: Two selected treatment dosing regimens (duration of skin exposure) based on Part A with follow up period through Day 147
- Frequency of administration is every 21 days

Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

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THE PROBLEM Non-Melanoma Skin Cancer Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.THE PROBLEM Non-Melanoma Skin Cancer Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

NON-MELANOMA SKIN CANCER

OVERVIEW

Non-melanoma skin cancer includes basal cell and squamous cell carcinoma

Basal cell carcinoma is the most common malignancy in humans[1]

Common treatments are invasive, painful, can cause scarring, and may require destruction of healthy tissue

Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

ETIOLOGY AND CLINICAL PRESENTATION

Patient population[1]	• Estimated 5.4 million diagnoses of basal cell (BCC) and squamous cell (SCC) carcinomas annually • Increasing age and sun exposure are risk factors
Diagnosis & Symptoms[2,3]	• New or changing lesions on sun exposed skin • Common on the head/neck • BCC: Pink pearly papules with prominent blood vessels • SCC: Pink, rough scaly papules, patches, or plaques • Diagnosis through routine biopsy
Complications[3,4]	• Damage to healthy tissue, pain, permanent scarring • Surgical complications include disfigurement, bleeding and infection • Metastasis to other areas of the body/organs

(1) Rogers *JAMA Derm* 2015
(2) Combalia *Derm Practic & Concept* 2020
(3) Gruber *StatPearls* 2020
(4) Bailey *Int J of Wom Derm* 2019

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CURRENT TREATMENTS FOR NON-MELANOMA SKIN CANCER[1-3]

Invasive procedures may lead to permanent scarring, pain, damage to healthy tissue, and recurrence

	DESCRIPTION	LIMITATIONS
Surgical Excision	Using a scalpel to remove diseased tissue and healthy skin	• Invasive • Can cause scarring/disfigurement, infection, pain
Mohs Surgery	Used in high risk NMSC or in special sites	• Invasive, may take several rounds • Can cause scarring, disfigurement and pain
Electrodessication and Curettage	Minor surgical procedure to remove diseased tissue with sharp tool and cauterize the area	• Invasive • Painful • Likely to cause scarring
Topical Agents	5-FU, ingenol mebutate, or imiquimod	• May only be efficacious in small, superficial tumors • Local inflammatory reactions, systemic size effects
Oral Therapy	ERIVEDGE® (vismodegib)[4]	• Approval limited to small subset of BCC and metastatic BCC • Systemic side effects
Oral Therapy	ODOMZO® (sonidegib)[5]	• Approval limited to small subset of BCC and metastatic BCC • Systemic side effects

(4) Per Prescribing Information: a hedgehog pathway inhibitor indicated for the treatment of adults with metastatic basal cell carcinoma, or with locally advanced basal cell carcinoma that has recurred following surgery or who are not candidates for surgery and who are not candidates for radiation.

(5) Per Prescribing Information: a hedgehog pathway inhibitor indicated for the treatment of adult patients with locally advanced basal cell carcinoma (BCC) that has recurred following surgery or radiation therapy, or those who are not candidates for surgery or radiation therapy.

(1) Camilio *Oncoimmunology* 2014
(2) Combalia *Derm Practic & Concept* 2020
(3) Bailey *Int J of Wom Derm* 2019

Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

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THE SOLUTION LTX-315 Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.THE SOLUTION LTX-315 Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

LTX-315 OVERVIEW
INDUCES IMMUNOGENIC CELL DEATH AND A TUMOR-SPECIFIC IMMUNE RESPONSE[1]

OVERVIEW

First-in-class oncolytic peptide that is injected directly into a tumor to induce immunogenic cell death

Worldwide license in dermatology oncology[2] from Lytix Biopharma in August 2020

Verrica intends to focus initially on basal cell and squamous cell carcinomas as lead indications

IND submission anticipated during 1H 2021

(1) Camilio *Oncoimmunology* 2014
(2) All malignant and pre-malignant dermatological indications, except for metastatic melanoma and metastatic Merkel cell carcinoma

1 Kills the Tumor Cells

LTX-315 enters the cells and disturbs cell membranes, causing cell death and release of a patient's tumor specific antigens

2 Triggers Immune Responses Targeting Tumor Cells

This allows the immune system to recognize, infiltrate, and attack cancer cells via dendritic cells and cytotoxic T cells


LTX-315 targets mitochondria
Destruction of mitochondria
Cancer cell destroyed, release of:
Tumor antigens AND Potent immunstimulants
Activation of antigen presenting cells (APC) and uptake of tumor antigens
T cell activation
Systemic attack and killing of cancer cells by T cells

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Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

Regulatory Exclusivity and Intellectual Property Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.Regulatory Exclusivity and Intellectual Property Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

VERRICA HAS SEVERAL POTENTIAL WAYS TO MAINTAIN EXCLUSIVITY FOR VP-102

Regulatory Exclusivity

5 years of exclusivity for cantharidin as API potentially available upon approval (potential for additional 6 months for pediatric exclusivity for common warts and plantar warts indications)

Compounding Pharmacies

If VP-102 is approved, traditional compounding pharmacies will NOT be able to continue compounding cantharidin regularly or in inordinate amounts, except under patient specific circumstances as prescribed by a physician.

The FDA has the authority to regulate compounders. Improper compounding can result in monetary fines plus felony convictions in case of repeat offenses and intent to fraud/mislead.

Manufacturing

VP-102 has the potential to address stability issues with standard packaging and container/ closure systems

Limited commercial CMOs with facilities for handling highly potent and highly flammable liquid products

Entered into a supply agreement for naturally-sourced cantharidin; subject to specified minimum annual purchase orders and forecasts, supplier agreed that it will not supply cantharidin, any beetles or other raw material from which cantharidin is derived to any other customer in North America

True Generic Unlikely

Unlikely to receive approval under an ANDA due to uniqueness from patent pending protection and significant differences likely between YCANTH™ (VP-102) and potential competitors

Cannot do traditional PK/bioequivalence study (no blood level profile for YCANTH™ (VP-102))

May require new clinical studies with new formulation and new delivery approach that shows equivalence without violating any of Verrica's IP

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Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

OVERVIEW OF VP-102/103 INTELLECTUAL PROPERTY PORTFOLIO

	KEY CLAIMS AND PATENT APPLICATIONS	VALUE TO VERRICA
1	Our specific formulation, YCANTH™ (VP-102), key safety additions and novel cantharidin formulations (PCT/US2014/052184) (PCT/US2018/036353)	May prevent generics from copying our ether-free formulation or from making similar formulations
	Single use applicator containing cantharidin formulations (PCT/US2014/052184) (PCT/US2018/037808)	May prevent generics from utilizing a single-use applicator for cantharidin that contains both a glass ampule to maintain product stability and a filter placed prior to dispensing tip, which helps increase administration accuracy and prevents direct contact with skin
2	Specific design of our commercial applicator (PCT/US2018/037808) (US 29/607744)	May prevent generics from utilizing a similar applicator Design patent application allowed in the US
3	Methods of use for cantharidin in the treatment of molluscum (PCT/US2018/037808 and PCT/US2018/036353) (PCT/US2014/052184)	May prevent generics from a similar treatment regimen and label
4	Methods for purifying cantharidin and analyzing cantharidin or cantharidin solutions (PCT/US2016/14139)	May force generics to find alternative methodologies to produce GMP cantharidin or determine if their API or drug product is GMP compliant
5	Methods for complete cantharidin synthesis (PCT/US2015/066487) (PCT/US2018/054373)	Synthetic version would reduce risks of outside contaminants and environmental factors affecting the naturally-sourced API. May prevent generics competing with a synthetic version of cantharidin

Any patents issued from our applications are projected to expire between 2034 and 2039, excluding any patent term adjustment and patent term extensions

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Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

OVERVIEW OF LTX-315 INTELLECTUAL PROPERTY PORTFOLIO 1 In force in: UK, Belgium, Denmark, Finland, France, Germany, Italy, Netherlands, Norway, Poland, Spain, Sweden, Switzerland and Turkey 48 Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.OVERVIEW OF LTX-315 INTELLECTUAL PROPERTY PORTFOLIO 1 In force in: UK, Belgium, Denmark, Finland, France, Germany, Italy, Netherlands, Norway, Poland, Spain, Sweden, Switzerland and Turkey 48 Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

OUR PRODUCT PORTFOLIO

		PRE-IND	PHASE 2	PHASE 3	NDA	NEXT EXPECTED MILESTONE
YCANTH	Molluscum Contagiosum					FDA Type A Meeting in September/October 2020*
VP-102	Common Warts					Initiate pivotal Phase 3 trials**
VP-102	External Genital Warts					Topline Phase 2 results in 2H 2020
VP-103	Plantar Warts					Initiate Phase 2 trial**
LTX-315	Non-Melanoma Skin Cancer***					Submit US IND during 1H 2021

* July 13, 2020 CRL focused on CMC and human factors validation - no clinical data requested
** Timing for initiating new clinical trials to be determined
*** Initially focused on basal cell and squamous cell carcinomas

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Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

INVESTMENT HIGHLIGHTS

★ **YCANTH™ in Development to Address Two of the Largest Unmet Needs in Dermatology**

- Prevalence of ~6 million in molluscum contagiosum[(1)] and ~22 million in common warts in the U.S.[(2)]
- No FDA approved drugs to treat molluscum or warts

★ **Type A Meeting Request with FDA submitted August 2020 for YCANTH™ (VP-102) for the Treatment of Molluscum**

- CRL received July 2020 focused on CMC and human factors validation (no clinical safety or efficacy deficiencies)

★ **Positive Phase 3 Results in Molluscum Contagiosum**

- Achieved statistical significance for primary endpoints in two pivotal trials for YCANTH™ (VP-102)
- P-value <0.0001 for primary endpoint in both pivotal trials

★ **Innovative Product Candidate**

- Proprietary drug-device combination of formulation and single-use applicator

★ **Physician Acceptance**

- 95% of pediatric dermatologists have used API[(3)]

★ **Dermatology Oncology**

- Worldwide rights to LTX-315: first-in-class oncolytic peptide injected directly into tumor
- Positive tumor-specific immune cell responses in multi-indication Phase 1/2 oncology trials
- Verrica to focus initially on development to treat basal cell and squamous cell carcinomas
- 5.4 million diagnoses annually in the U.S. of basal and squamous cell skin cancers[(4)]; patients typically treated with surgery
- Submission of U.S. IND anticipated during first half of 2021

★ **Option Agreement with Torii Pharmaceuticals for Development and Commercialization of VP-102 in Japan**

- Torii option includes Verrica product candidates for the treatment of molluscum and common warts in Japan

★ **Proven Team**

- Industry-leading, experienced management team with extensive dermatology product launch experience
- Strengthened clinical and drug development leadership in August 2020

(1) Prevalence in the US of 5.1% to 11.5% in children aged 0-16 years. (Fam Pract. 2014 Apr;31(2):130-6). US Census estimates ~69.4MM children aged 0 to 16 years in 2016.
(2) IMS National Disease and Therapeutic Index (NDTI) Rolling 5 Years Ending June 2016. Nguyen et al, Laser Treatment of Nongenital Verrucae A Systemic Review. JAMA Dermatology. 2016; 152(9): 1025-1033
(3) Based on a survey of 115 dermatologists the results of which have been extrapolated to pediatric dermatologists.
(4) https://www.cancer.org/cancer/basal-and-squamous-cell-skin-cancer/about/key-statistics.html and Rogers *JAMA Derm* 2015

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Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

Appendix Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.Appendix Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

HISTORICAL COMPOUNDED CANTHARIDIN PRESENTS A NUMBER OF LIMITATIONS





1 Varying concentration

- Evaporation of volatile solvents leads to concentration increases
- Patients can receive more drug than clinically necessary resulting in excessive blistering

2 Inconsistent purity and lack of controlled product manufacturing

- Risk of impurities present such as residual solvents and pesticides

3 Lack of reimbursement

- Not FDA approved and therefore not eligible for drug reimbursement

4 Inconvenient and variable administration

- Application with the wooden stick part of a cotton-tipped swab can lead to patients receiving more drug than necessary
- Inability for physicians to identify where the drug has been applied

5 Limited availability

- Illegal to import formulated cantharidin
- Generally not available in hospitals and academic settings, which require FDA approved product
- Only an estimated 7% of 503B compounders produce formulations containing cantharidin[1]

(1) Based on 57 503B facilities and 4 compounders of cantharidin per FDA database (January – June 2019).

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Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

MANAGEMENT TEAM WITH EXTENSIVE PRODUCT LAUNCH AND DERMATOLOGY EXPERIENCE



Ted White
President & Chief Executive Officer

NOVARTIS
AQUA



A. Brian Davis
Chief Financial Officer

STRONGBRIDGE BIOPHARMA
tengion
NEOSE



Gary Goldenberg, MD
Chief Medical Officer

Icahn School of Medicine at Mount Sinai
GOLDENBERG DERMATOLOGY
WAKE FOREST UNIVERSITY



Joe Bonaccorso
Chief Commercial Officer

NOVARTIS
Pierre Fabre

Selected Launched Products

Diovan valsartan capsules
LAMISIL
ELIDEL
Hemangeol propranolol hydrochloride
Acticlate (Doxycycline Hyclate USP) Tablets 75 mg 150 mg

Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

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VERRICA PHARMACEUTICALS

BOARD OF DIRECTORS



Paul Manning

Chairman

PBM Capital Group
avexis
Dova Pharmaceuticals



Ted White

President & Chief Executive Officer

NOVARTIS
AQUA Pharmaceuticals, an Almirall company



Craig Ballaron

Director

AQUA Pharmaceuticals, an Almirall company
BIOGLAN



Lawrence Eichenfield, MD

Director

Rady Children's Hospital San Diego
Penn University of Pennsylvania
Children's Hospital of Philadelphia



Mark Prygocki

Director

MEDICIS
illustris Pharmaceuticals, Inc



Sean Stalfort

Director

PBM Capital Group
avexis
Dova Pharmaceuticals

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Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.